THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.1

October 24, 2001

Confidential

Heinrich Dreismann, Ph.D.
President and CEO
Roche Molecular Systems, Inc.
4300 Hacienda Drive
Pleasanton, CA 94588

Re: Amendment No. 2 to Letter Agreement

Dear Heiner:

       On April 29, 2001, Roche Molecular Systems, Inc., a Delaware corporation and an affiliate of F. Hoffmann-La Roche, Ltd., a corporation organized under the laws of Switzerland (“Roche”), and Digene Corporation, a Delaware corporation (“Digene”), entered into a letter agreement to set forth the understanding between Roche and Digene regarding the sale, marketing and distribution of Digene’s Hybrid Capture® HPV products and the negotiation of a strategic collaboration and relationship, which letter agreement was amended by the Amendment to the Letter Agreement dated September 7, 2001. The Amendment to the Letter Agreement dated September 7, 2001 is hereinafter referred to as Amendment No. 1 and the Letter Agreement dated April 29, 2001 and the Amendment No. 1 are collectively hereinafter referred to as the “Letter Agreement”. The purpose of this letter (“Amendment No. 2”) is to amend certain terms of the Letter Agreement to reflect our current agreements and understandings. Upon execution of this Amendment No. 2 below, each of Digene and Roche agrees to be bound by the terms and conditions of this Amendment No. 2. All capitalized terms used in this Amendment No. 2 without definition have the meanings given to such terms in the Letter Agreement.

1.	Distribution. Paragraph 3(c) of the Letter Agreement is hereby deleted in its entirety and replaced with the following:

“3. Distribution.

(c)	Equipment Buy-Back. In the event that no agreement is reached under paragraph 6(a), then, within 30 days after December 31, 2002, Digene shall have the option to buy back from Roche equipment purchased by Roche from Digene that is then owned by Roche and was in use for HPV testing in customers’ laboratories on June 30, 2002 at [***********************************

THIS EXHIBIT HAS BEEN REDACTED AND IS THE A SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Heinrich Dreismann, Ph.D.
October 24, 2001

**************************************************************]. If such equipment is not purchased by Digene as described above and if Roche has met all of its obligations under this Agreement (which obligations do not include a requirement that any agreement be reached under paragraph 6(a)), then Digene shall extend the wind-down period under paragraph 3(b) by an additional twenty-four months beginning January 1, 2003 and ending December 31, 2004.”

2.	Status of Letter Agreement. On and after the date of this Amendment No. 2, the terms and provisions of the Letter Agreement, except as amended hereby, shall continue in full force and effect. If a conflict arises between the terms of this Amendment No. 2 and the terms of the Letter Agreement, the terms of this Amendment No. 2 shall control.

         Please indicate your agreement with the terms and conditions of this Amendment No. 2, by executing this Amendment No. 2 in the space provided below and returning an executed counterpart of this Amendment No. 2 to me.

Best Regards, DIGENE CORPORATION

By: /s/ Evan Jones Evan Jones Chief Executive Officer

AGREED TO BY:
ROCHE MOLECULAR SYSTEMS, INC.

By: /s/ Heinrich Dreismann, Ph.D.

Heinrich Dreismann, Ph.D.
President and CEO

cc:       Morris Cheston, Jr., Esquire